Exhibit 1




                             JOINT FILING AGREEMENT

     In accordance with Rule 13d-1 (f) under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Entities (as such term is defined in the Schedule 13G/A) on behalf of each of them of a statement on Schedule 13G/a with respect to the Common Stock, $0.001 par value per share, of Metaldyne Performance Group Inc. and that this Agreement is included as an Exhibit to such joint filing.
This Agreement maybe executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned hereby execute this Agreement this 10th day of January, 2017.


                                           LEVIN CAPITAL STRATEGIES, L.P.

                                           By:/s/ JOHN A. LEVIN
                                           --------------------------
                                                  JOHN A. LEVIN
                                                  Chairman and C.E.O.


					  Levin Capital Strategies GP, LLC
					  By: John A. Levin 2005 GRAT Separation
					      trust, as Managing Member


					   By:/s/ Elisabeth Levin
                           		   -----------------------------
                                		Elisabeth Levin, Trustee


                                           LCS, LLC

                                           BY:/s/ JOHN A. LEVIN
                                           ------------------------
                                                  JOHN A. LEVIN
                                                  General Partner


					   LCS EVENT PARTNERS, LLC

                                           BY:/s/ JOHN A. LEVIN
                                           ------------------------
                                                  JOHN A. LEVIN
                                                  General Partner


					   LCS L/S, LLC

                      				BY:/s/ JOHN A. LEVIN
                        		   ------------------------
                              		   	  John A. Levin
                               		   	  General Partner



                                           BY:/s/ JOHN A. LEVIN
                                           --------------------------
                                           	  John A. Levin